Exhibit 26 (e) (2)

                              Forms of Application
                         Form OL4248 ME.1, Form OL4248NY
                          Form OL4250ME and Form 4250NY




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[LOGO]PHOENIX(R)       PHOENIX LIFE INSURANCE COMPANY         For Overnight Delivery                             PHOENIX EXPRESS VUL
                       PO Box 8027                            ----------------------                           INSURANCE APPLICATION
                       Boston MA 02266-8027                   PHOENIX LIFE INSURANCE COMPANY
                                                              66 Brooks Drive Suite 8027
                                                              Braintree MA 02184
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SECTION I - PROPOSED INSURED INFORMATION

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Name (First, Middle, Last)                                                      Sex       Date of Birth (mm/dd/yyyy)
                                                                                [] M [] F
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Birth State      Birth Country            U.S. Citizen                                    Income
                                          [] Y [] N                                       $
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Social Security Number              Driver's License Number                               State

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Residence Street Address (include Apt #)          City                          State  ZIP Code     Home Telephone #
                                                                                                    (   )
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Current Employer                                       Years of Service    Current Occupation

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Employer's Street Address                         City                          State   ZIP Code    Employer's Telephone #
                                                                                                    (   )
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HAVE YOU USED TOBACCO OR NICOTINE PRODUCTS IN ANY FORM OR USED MARIJUANA IN THE LAST 12 MONTHS?  [] YES  [] NO
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SECTION II - OWNERSHIP (SELECT ONE, IF B IS ELECTED, COMPLETE THE FOLLOWING)

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[] A. Proposed Insured   [] B. Other (If Owner is a Trust please complete Certification of Trust Agreement - OL4132)
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Primary Owner's Name            Social Security Number/Tax ID      Date of Birth (mm/dd/yyyy)      Relationship to Proposed Insured
(First, Middle, Last)

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Primary Owner's Street Address                    City                          State   ZIP Code    Home Telephone #
(include Apt #)                                                                                     (   )

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Employer's Street Address                         City                          State   ZIP Code    Employer's Telephone #
                                                                                                    (   )
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Email Address

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SECTION III - BENEFICIARY DESIGNATION

UNLESS OTHERWISE SPECIFIED, PAYMENTS WILL BE SHARED EQUALLY BY ALL PRIMARY BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED OR IF
NONE, BY ALL CONTINGENT BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED. ONLY THE OWNER(S) HAS THE RIGHT TO CHANGE THE
BENEFICIARY(IES) UNLESS OTHERWISE STATED.
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Primary Beneficiary(ies)                     Date of Birth            Social Security # or        Relationship to        % Share
Name(s) (First, Middle, Last)                (mm/dd/yyyy)            Tax ID# (if available)       Proposed Insured


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Contingent Beneficiary(ies)                  Date of Birth           Social Security # or         Relationship to        % Share
Name(s) (First, Middle, Last)                (mm/dd/yyyy)           Tax ID# (if available)        Proposed Insured


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TO QUALIFY FOR PAYMENT, BENEFICIARY(IES) MUST BE LIVING: (IF NONE CHECKED, A WILL APPLY)
[] A. at the Proposed Insured's death     [] B. on the 30th day after the date of the Proposed Insured's death
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SECTION IV - COVERAGE APPLIED FOR PHOENIX EXPRESS VUL

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Face Amount $____________________________________
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SECTION V - FEATURES

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[] Guaranteed Minimum Withdrawal Benefit Feature (GMWB)

   NOTE: An asset allocation program MUST be selected when purchasing the GMWB feature
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OL4248ME.1                                                      1                                                               5-06
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SECTION VI - SPECIAL REQUESTS

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SECTION VII - PAYMENT DETAILS

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Premiums (select the ONE box that applies)

 [] $ __________________ required to be paid each year during the first 4 Policy Years
 Lump Sum (applicable for replacements only - see Section titled Existing Life Insurance)
 [] Lump Sum payment of $ __________________, required to be paid each year during the first 4 Policy Years
 [] Lump Sum payment of $ __________________, paid once to fulfill my 4 year Required Annual Premium Payment obligation
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PREMIUM MODE
 [] Annual   [] Semi-Annual   [] Quarterly   [] Single Premium Immediate Fixed Annuity (SPIA)  [] Phoenix Check-O-Matic (PCS)
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SEND PREMIUM NOTICES TO (IN ADDITION TO OWNER)
 [] INSURED AT:  [] HOME ADDRESS     [] BUSINESS ADDRESS    [] OTHER

NAME (FIRST, MIDDLE, LAST)______________________________________________________________________________________________________

STREET ADDRESS__________________________________________________________________________________________________________________

CITY________________________________________ STATE______ ZIP CODE___________RELATIONSHIP TO OWNER_______________________________
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TEMPORARY MONEY MARKET ALLOCATION
If the state of issue does not require refund of premium during the Right to Return This Policy period, but you prefer to temporarily allocate your premiums to the Money Market sub-account until the end of the Right to Return This Policy period, as stated in the policy, indicate: [] Yes [] No
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TELEPHONE/ELECTRONIC AUTHORIZATION
I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By checking "Yes", I am authorizing and directing the Company to act on telephone or electronic instructions from my licensed producer who can furnish proper identification. The Company will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, the Company and its affiliates and their directors, trustees, officers, employees, representatives and/or producers, will be held harmless for any
claim, liability, loss or cost. [] Yes   [] No
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SECTION VIII - SUITABILITY

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DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY THAT THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT, POLICY VALUES AND SURRENDER VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN
AMOUNT OR DURATION BASED ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUBACCOUNTS? [] YES   [] NO

IF YOU ARE PURCHASING A VARIABLE LIFE POLICY, DO YOU BELIEVE IT IS SUITABLE TO MEET YOUR FINANCIAL OBJECTIVES? [] YES   [] NO

IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, YOU CONFIRM THAT YOU HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING
FUND.
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ILLUSTRATIONS OF BENEFITS INCLUDING DEATH BENEFITS, POLICY VALUES AND SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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SECTION IX - EXISTING LIFE INSURANCE

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YES  NO
[]   []    1. With this policy, do you plan to replace (in whole or in part, now or in the future) any existing insurance or annuity in force?
[]   []    2. Are there any life insurance policies or annuity contracts, owned by, or on the life of, the applicant(s), or the insured(s) or the owner(s) or the annuitant?
[]   []    3. Do you plan to utilize values from any existing life insurance policy or annuity contract (through loans, surrenders or otherwise) to pay any initial or subsequent premium(s) for this policy?
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For all "Yes" answers above, please provide the following information. IF NO COVERAGE IN FORCE, CHECK HERE []
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           Company                Issue Date                Plan             Amount           Pers/Bus      Replacing
                                  (mm/yyyy)                                                                  Y   N
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                                                                          $                   []   []        []  []
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                                                                          $                   []   []        []  []
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                                                                          $                   []   []        []  []
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                                                                          $                   []   []        []  []
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                                          Total Life Insurance in force   $
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OL4248ME.1                                                      2                                                               5-06
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SECTION X - MEDICAL HISTORY

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Personal Physician or Health Care Provider Name (if None, please indicate):

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Street Address, City, State, ZIP Code

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Telephone #
(    )
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Most Recent Visit Date              Reason for Visit                 Results of Treatment (if any)
(mm/dd/yyyy)
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Height               Has your weight changed by 10 pounds or more in the past 2 years?  [] Yes  [] No
-----------------
Weight               If "Yes", how much _____ pounds  [] Gain  [] Loss

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                     To the best of your knowledge and belief, have you:

[] Yes   [] No       1. Ever had or been treated for high blood pressure, chest pain, heart disease, stroke, lung disorder, cancer, diabetes, kidney disease, liver disease, mental or nervous disorder, tumor, brain or neurological disease, gastrointestinal disease, or connective tissue disease? If "Yes", give details.
                        DETAILS:



[] Yes   [] No       2. In the last 5 years received counseling or treatment for alcohol or other drug use? If "Yes", give details.
                        DETAILS:



[] Yes   [] No       3. Ever been diagnosed or treated by a medical professional for Acquired Immune Deficiency Syndrome (AIDS) or
                        AIDS Related Complex (ARC)? If "Yes", give details. (YOU MAY ANSWER "NO", IF YOU HAVE TESTED POSITIVE FOR
                        HIV AND HAVE NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS).
                        DETAILS:



[] Yes   [] No       4. Other than above, have you had any other physical or psychological disorder or been treated by a physician or other health care provider for any reason in the last 5 years? If "Yes", give details. (YOU MAY ANSWER
                        "NO", IF YOU HAVE TESTED POSITIVE FOR HIV AND HAVE NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS).
                        DETAILS:

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SECTION XI - ADDITIONAL INFORMATION

Give full details for all "Yes" answers below. If necessary, use an additional piece of paper and please sign it.
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 [] Yes   [] No      1. IS NON-RECOURSE PREMIUM FINANCING OR ANY OTHER METHOD BEING UTILIZED TO PAY PREMIUMS IN ORDER TO FACILITATE
                        A CURRENT OR FUTURE TRANSFER, ASSIGNMENT OR OTHER ACTION WITH RESPECT TO THE BENEFITS PROVIDED UNDER THE
                        POLICY BEING APPLIED FOR?

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 [] Yes   [] No      2. Have you ever applied for life, accident, disability or health insurance and been declined, postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes," give date, company and reason).
                        Date (mm/dd/yyyy):               Company:                  Reason:

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 [] Yes   [] No      3. Are you negotiating for other insurance? (If "Yes," name companies and total amount to be placed in force).

                        Company(ies):                                              Total Amount to be placed in force:

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 [] Yes   [] No      4. Do you intend to travel or reside outside of the United States or Canada?
                        (If "Yes," state where, how long and purpose).

                        Location City, Country:          Purpose:                  How Long: (Specify weeks, months, years)

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 [] Yes   [] No      5. Have you flown during the past 3 years as a pilot, student pilot or crew member or do you plan to do so? (If
                        "Yes," complete Aviation Questionnaire).

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 [] Yes   [] No      6. Have you participated in the past 3 years or plan to engage in any extreme sport activities such as motorized vehicle racing, parachute jumping, underwater diving, or any other extreme avocation? (If "Yes,"
                        complete Avocation Questionnaire).
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OL4248ME.1                                                      3                                                               5-06
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SECTION XI - ADDITIONAL INFORMATION - CONTINUED

Give full details for all "Yes" answers below. If necessary, use an additional piece of paper and please sign it.
----------------- ------------------------------------------------------------------------------------------------------------------
 [] Yes   [] No      7. Have you ever been convicted of a felony? (If "Yes," give details).
                        DETAILS:


----------------- ------------------------------------------------------------------------------------------------------------------
 [] Yes   [] No      8. Have you ever been convicted of driving under the influence of alcohol or drugs, or had your driver's license been suspended or revoked, or had greater than 2 moving violations in the past 3 years? (If "Yes", give details).
                        DETAILS:


----------------- ------------------------------------------------------------------------------------------------------------------
 [] Yes   [] No      9. Is there an intention that any party, other than the Owner, will obtain any right, title or interest in any policy issued on the life of the Proposed Life Insured(s) as a result of this application?

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SECTION XII - DETAILS

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Use space below to record all additional details.

Section # ______ Question # ______ DETAILS:



Section # ______ Question # ______ DETAILS:



Section # ______ Question # ______ DETAILS:



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SECTION XIII - AUTHORIZATION TO OBTAIN INFORMATION

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I authorize any licensed physician, health care practitioner, hospital, medical laboratory, clinic, insurance company or the Medical
Information Bureau (MIB), to provide information regarding my insurability to Phoenix or its reinsurers. The information requested includes diagnosis and treatment of physical or mental condition, including consultations occurring after the date this authorization is signed. I authorize any of the above sources to release to Phoenix or its reinsurers my information relating to alcohol use, drug use and mental health care. THIS AUTHORIZATION EXCLUDES THE DISCLOSURE OF THE RESULTS OF A TEST FOR HIV, IF THE
PROPOSED INSURED HAS TESTED HIV POSITIVE BUT HAS NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS. SUCH TEST RESULTS SHALL NOT BE
DISCOVERED OR PUBLISHED. NOTHING IN THIS CAVEAT WILL PROHIBIT THIS AUTHORIZATION FROM INCLUDING THE FACT THAT THE PROPOSED
INSURED HAS AIDS.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained as permitted or required by law, including to the MIB, our reinsurers or persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy. Information that is not personally identifiable may be used for insurance statistical studies.

To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information.

I authorize consumer reporting agencies, insurance companies, motor vehicle departments, my attorneys, accountants and business associates and the MIB to provide information to Phoenix or its reinsurers that may affect my insurability. This includes information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer
Reports and the Medical Information Bureau. I authorize the preparation of an investigative consumer report. I understand that upon written request, I am entitled to receive a copy of the investigative consumer report.

This authorization shall continue to be valid for 30 months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. Revocation may be a basis for denying benefits. Failure to sign this authorization may impair the ability of a regulated insurance agency to evaluate claims or process applications, and may be a basis for denying an application or claim for benefits. I understand my authorized representative or I may receive a copy of this authorization on request.

[]I DO  [] I DO NOT (check one) require that I be interviewed in connection with any investigative consumer report that may be prepared.
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OL4248ME.1                                                      4                                                               5-06
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SECTION XIV - SIGNATURE

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I have reviewed this application, and the statements made herein are those of the proposed insured and all such statements made by the proposed insured in this application are full, complete, and true to the best knowledge and belief of the undersigned and have been correctly recorded.

I understand that 1) no statement made to, or information acquired by any Licensed Producer who takes this application, shall bind
Phoenix, and 2) the Licensed Producer has no authority to make, modify, alter or discharge any contract thereby applied for.

I understand and agree that the insurance applied for shall not take effect unless and until each of the following has occurred:
1) the policy has been issued by Phoenix and delivered to the owner; 2) the premium required for issuance of the policy has been paid in full during the lifetime of the insured; 3) all the representations made in the application remain true, complete and accurate as of the date the policy is delivered to the undersigned Owner; 4) the Insured is alive when the policy is issued, and
5) there has been no change in the health of the proposed insured from the date of this application to the date of delivery of the policy that would change the answers to any of the questions in the application.

I understand that if there is any change in my health or physical condition, or if I visit a physician or am hospitalized, subsequent to the date I complete the application or provide any information to be contained in the application, I will inform
Phoenix as soon as possible.

I understand and agree that this application and any attached amendments and supplements constitutes the entire application and will be made a part of the policy. Corrections, additions or changes to this application may be made by Phoenix.

Acceptance of the policy issued with such changes will constitute acceptance of the change(s). No change(s) will be made in classification (including age at issue) plan, amount, or benefits unless agreed to in writing by the Applicant.

Under penalty of perjury, I confirm that 1) the Social Security or Tax Identification Number shown is correct, and 2) that I am not subject to backup withholding.

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Proposed Insured's Signature        STATE SIGNED IN      Witness Signature (Must be signed in presence of         Date (mm/dd/yyyy)
                                                         Proposed Insured)

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Owner's Signature                   STATE SIGNED IN      Witness Signature (Must be signed in presence of         Date (mm/dd/yyyy)
                                                         Owner)

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Owner's Signature                   STATE SIGNED IN      Witness Signature (Must be signed in presence of         Date (mm/dd/yyyy)
                                                         Owner)

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It is a crime to knowingly provide, false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial of insurance.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING LIFE INSURANCE OR
ANNUITY CONTRACT IN FORCE WITH THE POLICY APPLIED FOR?                                                        [] YES    [] NO

ARE THERE ANY LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS OWNED BY OR ON THE LIFE OF
THE APPLICANTS OR THE INSUREDS OR THE OWNER(S) OR THE ANNUITANT?                                              [] YES    [] NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS
OR OTHERWISE) OR ANNUITY TO PAY FOR THE INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR?          [] YES    [] NO

The Producer hereby confirms he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.
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Licensed Producer's Name (Print First, Middle, Last)             Licensed Producer's Email Address

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Licensed Producer's Signature                  Date (mm/dd/yyyy) Licensed Producer's I.D. #      Licensed Producer's Telephone #

                                                                                                 (   )
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OL4248ME.1                                                      5                                                               5-06
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
[LOGO]PHOENIX(R)            PHOENIX LIFE INSURANCE COMPANY            For Overnight Delivery                     PHOENIX EXPRESS VUL
                            PO Box 8027                               ----------------------                   INSURANCE APPLICATION
                            Boston MA 02266-8027                      PHOENIX LIFE INSURANCE COMPANY
                            Underwriting Service Center               66 Brooks Drive Suite 8027
                                                                      Braintree MA 02184
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SECTION I - PROPOSED INSURED INFORMATION

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Name (First, Middle, Last)                                                      Sex         Date of Birth (mm/dd/yyyy)
                                                                                [] M  [] F
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Birth State     Birth Country                          U.S. Citizen                         Income
                                                       [] Y   [] N                          $
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Social Security Number                       Driver's License Number                        State

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Residence Street Address (include Apt #)          City                          State  ZIP Code     Home Telephone #
                                                                                                    (   )
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Current Employer                                       Years of Service    Current Occupation

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Employer's Street Address                         City                          State   ZIP Code    Employer's Telephone #
                                                                                                    (   )
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HAVE YOU USED TOBACCO OR NICOTINE PRODUCTS IN ANY FORM OR USED MARIJUANA IN THE LAST 12 MONTHS?  [] YES   [] NO
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SECTION II - OWNERSHIP (SELECT ONE, IF B IS ELECTED, COMPLETE THE FOLLOWING)

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[] A. Proposed Insured     [] B. Other (If Owner is a Trust please complete Certification of Trust Agreement - OL4132)
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Primary Owner's Name               Social Security Number/Tax ID     Date of Birth (mm/dd/yyyy)   Relationship to Proposed Insured
(First, Middle, Last)

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Primary Owner's Street Address                    City                          State   ZIP Code    Home Telephone #
(include Apt #)                                                                                     (   )

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Employer's Street Address                         City                          State   ZIP Code    Employer's Telephone #
                                                                                                    (   )
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Email Address

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SECTION III - BENEFICIARY DESIGNATION

UNLESS OTHERWISE SPECIFIED, PAYMENTS WILL BE SHARED EQUALLY BY ALL PRIMARY BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED OR IF
NONE, BY ALL CONTINGENT BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED. ONLY THE OWNER(S) HAS THE RIGHT TO CHANGE THE
BENEFICIARY(IES) UNLESS OTHERWISE STATED.

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Primary Beneficiary(ies)                     Date of Birth            Social Security # or        Relationship to        % Share
Name(s) (First, Middle, Last)                (mm/dd/yyyy)            Tax ID# (if available)       Proposed Insured


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Contingent Beneficiary(ies)                  Date of Birth           Social Security # or         Relationship to        % Share
Name(s) (First, Middle, Last)                (mm/dd/yyyy)           Tax ID# (if available)        Proposed Insured


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TO QUALIFY FOR PAYMENT, BENEFICIARY(IES) MUST BE LIVING: (IF NONE CHECKED, A WILL APPLY)
[] A. at the Proposed Insured's death     [] B. on the 30th day after the date of the Proposed Insured's death
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SECTION IV - COVERAGE APPLIED FOR PHOENIX EXPRESS VUL

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Face Amount $____________________________________
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SECTION V - FEATURES

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[] Guaranteed Minimum Withdrawal Benefit Feature (GMWB)

   NOTE: An asset allocation program MUST be selected when purchasing the GMWB feature
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OL4248NY                                                         1                                                              3-06
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SECTION VI - SPECIAL REQUESTS

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SECTION VII - PAYMENT DETAILS

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Premiums (select the ONE box that applies)
  [] $ __________________ required to be paid each year during the first 4 Policy Years
  Lump Sum (applicable for replacements only - see Section titled Existing Life Insurance)
  [] Lump Sum payment of $ __________________, required to be paid each year during the first 4 Policy Years
  [] Lump Sum payment of $ __________________, paid once to fulfill my 4 year Required Annual Premium Payment obligation
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PREMIUM MODE
[] Annual   [] Semi-Annual   [] Quarterly   [] Single Premium Immediate Fixed Annuity (SPIA)   [] Phoenix Check-O-Matic (PCS)
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SEND PREMIUM NOTICES TO (IN ADDITION TO OWNER)
[] INSURED AT:  [] HOME ADDRESS   [] BUSINESS ADDRESS   [] OTHER

NAME (FIRST, MIDDLE, LAST)______________________________________________________________________________________________________

STREET ADDRESS__________________________________________________________________________________________________________________

CITY________________________________________ STATE______ ZIP CODE___________RELATIONSHIP TO OWNER_______________________________
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TEMPORARY MONEY MARKET ALLOCATION
If the state of issue does not require refund of premium during the Right to Return This Policy period, but you prefer to temporarily allocate your premiums to the Money Market sub-account until the end of the Right to Return This Policy period, as
stated in the policy, indicate:  [] Yes   [] No
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SECTION VIII - SUITABILITY

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DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY THAT THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT, POLICY VALUES AND SURRENDER VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN
AMOUNT OR DURATION BASED ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUBACCOUNTS?  [] YES   [] NO

IF YOU ARE PURCHASING A VARIABLE LIFE POLICY, DO YOU BELIEVE IT IS SUITABLE TO MEET YOUR FINANCIAL OBJECTIVES?  [] YES   [] NO

IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, YOU CONFIRM THAT YOU HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING
FUND.
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ILLUSTRATIONS OF BENEFITS INCLUDING DEATH BENEFITS, POLICY VALUES AND SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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SECTION IX - EXISTING LIFE INSURANCE

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YES   NO
[]    []  1. With this policy, do you plan to replace (in whole or in part, now or in the future) any existing insurance or annuity in force?
[]    []  2. Are there any life insurance policies or annuity contracts, owned by, or on the life of, the applicant(s), or the insured(s) or the owner(s) or the annuitant?
[]    []  3. Do you plan to utilize values from any existing life insurance policy or annuity contract (through loans, surrenders or otherwise) to pay any initial or subsequent premium(s) for this policy?
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For all "Yes" answers above, please provide the following information. IF NO COVERAGE IN FORCE, CHECK HERE []
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               Company                   Issue Date               Plan                 Amount         Pers/Bus        Replacing
                                         (mm/yyyy)                                                                      Y   N
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                                                                                  $                   []    []          []  []
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                                                                                  $                   []    []          []  []
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                                                                                  $                   []    []          []  []
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                                                                                  $                   []    []          []  []
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                                             Total Life Insurance in force        $
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OL4248NY                                                         2                                                              3-06
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SECTION X - MEDICAL HISTORY

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Personal Physician or Health Care Provider Name (if None, please indicate):

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Street Address, City, State, ZIP Code

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Telephone #
(   )
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Most Recent Visit Date                     Reason for Visit                Results of Treatment (if any)
(mm/dd/yyyy)
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Height          Has your weight changed by 10 pounds or more in the past 2 years?  [] Yes   [] No
---------------
Weight          If "Yes", how much _____ pounds  [] Gain   [] Loss

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                To the best of your knowledge and belief, have you:
[] Yes  [] No   1. Ever had or been treated for high blood pressure, chest pain, heart disease, stroke, lung disorder, cancer, diabetes, kidney disease, liver disease, mental or nervous disorder, tumor, brain or neurological disease, gastrointestinal disease, or connective tissue disease? If "Yes", give details.
                   DETAILS:


[] Yes  [] No   2. In the last 5 years received counseling or treatment for alcohol or other drug use? If "Yes", give details.
                   DETAILS:


[] Yes  [] No   3. Ever been diagnosed or treated by a medical professional for Acquired Immune Deficiency Syndrome (AIDS) or AIDS
                   Related Complex (ARC)? If "Yes", give details.
                   DETAILS:


[] Yes  [] No   4. Other than above, have you had any other physical or psychological disorder or been treated by a physician or other health care provider for any reason in the last 5 years? If "Yes", give details.
                   DETAILS:


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SECTION XI - ADDITIONAL INFORMATION

Give full details for all "Yes" answers below. If necessary, use an additional piece of paper and please sign it.

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[] Yes  [] No   1. IS NON-RECOURSE PREMIUM FINANCING OR ANY OTHER METHOD BEING UTILIZED TO PAY PREMIUMS IN ORDER TO FACILITATE A
                   CURRENT OR FUTURE TRANSFER, ASSIGNMENT OR OTHER ACTION WITH RESPECT TO THE BENEFITS PROVIDED UNDER THE POLICY
                   BEING APPLIED FOR?

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[] Yes  [] No   2. Have you ever applied for life, accident, disability or health insurance and been declined, postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes," give date, company and reason).
                   Date (mm/dd/yyyy):                     Company:                       Reason:

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[] Yes  [] No   3. Are you negotiating for other insurance? (If "Yes," name companies and total amount to be placed in force).

                   Company(ies):                                                         Total Amount to be placed in force:


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[] Yes  [] No   4. Do you intend to travel or reside outside of the United States or Canada?
                   (If "Yes," state where, how long and purpose).

                   Location City, Country:                Purpose:                       How Long: (Specify weeks, months, years)

------------------------------------------------------------------------------------------------------------------------------------
[] Yes  [] No   5. Have you flown during the past 3 years as a pilot, student pilot or crew member or do you plan to do so?
                   (If "Yes," complete Aviation Questionnaire).

------------------------------------------------------------------------------------------------------------------------------------
[] Yes  [] No   6. Have you participated in the past 3 years or plan to engage in any extreme sport activities such as motorized vehicle racing, parachute jumping, underwater diving, or any other extreme avocation? (If "Yes," complete
                   Avocation Questionnaire).
------------------------------------------------------------------------------------------------------------------------------------

OL4248NY                                                         3                                                              3-06

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
------------------------------------------------------------------------------------------------------------------------------------

SECTION XI - ADDITIONAL INFORMATION - CONTINUED

Give full details for all "Yes" answers below. If necessary, use an additional piece of paper and please sign it.
------------------------------------------------------------------------------------------------------------------------------------
[] Yes  [] No   7. Have you ever been convicted of a felony? (If "Yes," give details).
                   DETAILS:


------------------------------------------------------------------------------------------------------------------------------------
[] Yes  [] No   8. Have you ever been convicted of driving under the influence of alcohol or drugs, or had your driver's license been suspended or revoked, or had greater than 2 moving violations in the past 3 years?
                   (If "Yes", give details).
                   DETAILS:


------------------------------------------------------------------------------------------------------------------------------------
[] Yes  [] No   9. Is there an intention that any party, other than the Owner, will obtain any right, title or interest in any policy issued on the life of the Proposed Life Insured(s) as a result of this application?

------------------------------------------------------------------------------------------------------------------------------------

SECTION XII - DETAILS

------------------------------------------------------------------------------------------------------------------------------------
Use space below to record all additional details.

Section # ______ Question # ______ DETAILS:




Section # ______ Question # ______ DETAILS:




Section # ______ Question # ______ DETAILS:




------------------------------------------------------------------------------------------------------------------------------------

SECTION XIII - AUTHORIZATION TO OBTAIN INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
I authorize any licensed physician, health care practitioner, hospital, medical laboratory, clinic or other medically-related facility, insurance company or the Medical Information Bureau (MIB), having any records or knowledge of me or my health, to provide any such information to Phoenix or its reinsurers. The information requested may include information regarding diagnosis and treatment of physical or mental condition, including consultations occurring after the date this authorization is signed. I authorize any of the above sources to release to Phoenix or its reinsurers any of my information relating to mental health care.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained to others as permitted or required by law, including the MIB, our reinsurers and other persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy. Information that is not personally identifiable may be used for insurance statistical studies.

To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information.

I authorize consumer reporting agencies, insurance companies, motor vehicle departments, my attorneys, accountants and business associates and the MIB to provide any information to Phoenix or its reinsurers that may affect my insurability. This may include information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer
Reports and the Medical Information Bureau. I authorize the preparation of an investigative consumer report. I understand that upon written request, I am entitled to receive a copy of the investigative consumer report.

This authorization shall continue to be valid for 24 months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. I understand my authorized representative or I may receive a copy of this authorization on request.

[] I DO  [] I DO NOT (check one) require that I be interviewed in connection with any investigative consumer report that may be prepared.
------------------------------------------------------------------------------------------------------------------------------------

OL4248NY                                                         4                                                              3-06
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
------------------------------------------------------------------------------------------------------------------------------------

SECTION XIV - SIGNATURE

------------------------------------------------------------------------------------------------------------------------------------
I have reviewed this application, and the statements made herein are those of the proposed insured and all such statements made by the proposed insured in this application are full, complete, and true to the best knowledge and belief of the undersigned and have been correctly recorded.

I understand that 1) no statement made to, or information acquired by any Licensed Producer who takes this application, shall bind
Phoenix, and 2) the Licensed Producer has no authority to make, modify, alter or discharge any contract thereby applied for.

I understand and agree that the insurance applied for shall not take effect unless and until each of the following has occurred:
1) the policy has been issued by Phoenix and delivered to the owner; 2) the premium required for issuance of the policy has been paid in full during the lifetime of the insured; 3) all the representations made in the application remain true, complete and accurate as of the date the policy is delivered to the undersigned Owner; 4) the Insured is alive when the policy is issued, and
5) there has been no change in the health of the proposed insured from the date of this application to the date of delivery of the policy that would change the answers to any of the questions in the application, except as otherwise provided by the Temporary
Insurance Receipt.

I understand and agree that this application and any attached amendments and supplements constitutes the entire application and will be made a part of the policy.

Policies issued other than as applied for will be accompanied by an amendment which is part of the policy to which it is attached.
Such amendments may contain correction, additions or changes to the application and will be effective if the policy is accepted for delivery by the Applicant. However, no changes will be made in classification (including age at issue), plan, amount, or benefits unless agreed to in writing by the Applicant.

Under penalty of perjury, I confirm that 1) the Social Security or Tax Identification Number shown is correct, and 2) that I am not subject to back-up withholding.

------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured's Signature            STATE SIGNED IN   Witness Signature (Must be signed in presence of     Date (mm/dd/yyyy)
                                                          Proposed Insured)

------------------------------------------------------------------------------------------------------------------------------------
Owner's Signature                       STATE SIGNED IN   Witness Signature (Must be signed in presence of     Date (mm/dd/yyyy)
                                                          Owner)

------------------------------------------------------------------------------------------------------------------------------------
Owner's Signature                       STATE SIGNED IN   Witness Signature (Must be signed in presence of     Date (mm/dd/yyyy)
                                                          Owner)

------------------------------------------------------------------------------------------------------------------------------------
WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING LIFE INSURANCE OR ANNUITY CONTRACT IN FORCE
WITH THE POLICY APPLIED FOR?                                                                                          [] YES  [] NO

ARE THERE ANY LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS OWNED BY OR ON THE LIFE OF THE APPLICANTS OR THE
INSUREDS OR THE OWNER(S) OR THE ANNUITANT?                                                                            [] YES  [] NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE)
OR ANNUITY TO PAY FOR THE INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR?                                [] YES  [] NO

The Producer hereby confirms he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.
------------------------------------------------------------------------------------------------------------------------------------
Licensed Producer's Name (Print First, Middle, Last)             Licensed Producer's Email Address

------------------------------------------------------------------------------------------------------------------------------------
Licensed Producer's Signature                  Date (mm/dd/yyyy) Licensed Producer's I.D. #      Licensed Producer's Telephone #
                                                                                                 (   )
------------------------------------------------------------------------------------------------------------------------------------


OL4248NY                                                         5                                                              3-06
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
[LOGO]PHOENIX(R)            PHOENIX LIFE INSURANCE COMPANY      For Overnight Delivery             APPLICATION FOR LIFE INSURANCE
                            PO Box 8027                         ----------------------                                     PART I
                            Boston, MA 02266-8027               PHOENIX LIFE INSURANCE COMPANY
                                                                66 Brooks Drive Suite 8027
                                                                Braintree MA 02184
------------------------------------------------------------------------------------------------------------------------------------

SECTION I - PROPOSED INSURED INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle, Last)                              Sex                       Date of Birth (mm/dd/yyyy)
                                                        [] M  [] F
------------------------------------------------------------------------------------------------------------------------------------
Birth State               Birth Country     U.S. Citizen         Earned Income          Net Worth              Other Income
                                            [] Y   [] N          $                      $                      $
------------------------------------------------------------------------------------------------------------------------------------
Social Security Number          Driver's License Number          State           Marital Status
                                                                                 [] Single  [] Married  [] Widowed  []Divorced
------------------------------------------------------------------------------------------------------------------------------------
Residence Street Address (include Apt #)      City               State           ZIP Code               Home Telephone #
                                                                                                        (   )
------------------------------------------------------------------------------------------------------------------------------------
Email Address

------------------------------------------------------------------------------------------------------------------------------------
Current Employer                              Years of Service                  Current Occupation

------------------------------------------------------------------------------------------------------------------------------------
Employer Street Address                       City               State           ZIP Code               Employer's Telephone #
                                                                                                        (   )
------------------------------------------------------------------------------------------------------------------------------------
Have you used tobacco or nicotine products in any form in the last 10 years?  [] Yes   [] No
a. If "Yes", check the product(s) used:[] Cigarettes [] Cigars, Pipes, Snuff, Smokeless or Chewing Tobacco, [] Nicotine Patch or Gum
b. If "Yes", check where appropriate:  [] Use Currently  [] Date Quit (mm/yyyy) _____________
------------------------------------------------------------------------------------------------------------------------------------

SECTION II - OWNERSHIP (SELECT ONE, IF B OR C IS ELECTED, COMPLETE APPROPRIATE SECTIONS)

------------------------------------------------------------------------------------------------------------------------------------
[] A. Insured   [] B. Partnership   [] C. Other (If Owner is a Trust, complete Certification of Trust Agreement
------------------------------------------------------------------------------------------------------------------------------------
Owner's Name (First, Middle, Last)   Social Security Number/Tax ID    Date of Birth (mm/dd/yyyy)   Relationship to Proposed Insured

------------------------------------------------------------------------------------------------------------------------------------
Owner's Street Address (include Apt #)             City               State       ZIP Code                Home Telephone #

------------------------------------------------------------------------------------------------------------------------------------
IF OWNER IS A PARTNERSHIP - LIST ALL PARTNERS. IF THERE IS A GENERAL PARTNER, COMPLETE PARTNERSHIP AUTHORIZATION FORM.
Name(s) of All Partner(s) (First, Middle, Last)

------------------------------------------------------------------------------------------------------------------------------------
Employer's Street Address                          City               State       ZIP Code

------------------------------------------------------------------------------------------------------------------------------------
Email Address

------------------------------------------------------------------------------------------------------------------------------------

SECTION III - BENEFICIARY DESIGNATION

UNLESS OTHERWISE SPECIFIED, PAYMENTS WILL BE SHARED EQUALLY BY ALL PRIMARY BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED OR IF
NONE, BY ALL CONTINGENT BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED. ONLY THE OWNER HAS THE RIGHT TO CHANGE THE BENEFICIARY(IES)
UNLESS OTHERWISE STATED.

------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary(ies)             Date of Birth          Social Security # or Tax ID#         Relationship to        % Share
Name(s) (First, Middle, Last)        (mm/dd/yyyy)                 (if available)                 Proposed Insured



------------------------------------------------------------------------------------------------------------------------------------
Contingent Beneficiary(ies)          Date of Birth          Social Security # or Tax ID#         Relationship to        % Share
Name(s) (First, Middle, Last)        (mm/dd/yyyy)                 (if available)                 Proposed Insured



------------------------------------------------------------------------------------------------------------------------------------

OL4250ME                                                    1 of 6                                                              5-06
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SECTION IV - COVERAGE APPLIED FOR

------------------------------------------------------------------------------------------------------------------------------------
Plan of Insurance                                                   Basic Face Amount $_________________

                                                                    Supplemental Face Amount $_________________

                                                                      TOTAL FACE AMOUNT $_________________

------------------------------------------------------------------------------------------------------------------------------------

SECTION V - VARIABLE/UNIVERSAL PLANS OF INSURANCE - RIDERS AND FEATURES

------------------------------------------------------------------------------------------------------------------------------------
First Year Anticipated, BILLED Premium (Excluding 1035 Exchange,    Subsequent Planned Annual Premium
Lump Sum Funds, etc.)



------------------------------------------------------------------------------------------------------------------------------------
 [] Disability Waiver of a Specified Amount                         DEATH BENEFIT OPTION: (check one) If none checked, Option 1 will apply.
    Amount $_______________________________________
                                                                          [] Option 1 Level Face Amount
 [] Accidental Death Benefit Rider
                                                                          [] Option 2 Increasing Face Amount
 [] Alternate Surrender Value Rider
                                                                    FACE AMOUNT INCREASE OPTIONS:
 [] Life Plan Options Rider
                                                                          [] __________% percentage Increase
 [] Child's Term Rider
                                                                          [] $ __________ Fixed Dollar Increase
 [] Family Term Rider
                                                                          [] Increase Equal to Premiums Paid
 [] Living Benefit Rider
                                                                    POLICY OPTION: (check one) If none checked, Option A will apply.
 [] Guaranteed Death Benefit Rider
                                                                          [] Policy Option A
 [] Guaranteed Extension Rider
                                                                          [] Policy Option B
 [] Cash Value Accumulation Rider
                                                                          [] Policy Option C
 [] Age 100 + Rider
                                                                    [] Guaranteed Minimum Withdrawal Benefit
 [] Individual Term Rider $ __________
                                                                    LIFE INSURANCE QUALIFICATION TEST: (CHECK ONE) IF NONE CHECKED,
 [] Increasing Term Rider $ __________
                                                                    GUIDELINE PREMIUM WILL APPLY.
 [] Other __________________________
                                                                    [] Guideline Premium Test
 [] Other __________________________
                                                                    [] Cash Value Accumulation Test

------------------------------------------------------------------------------------------------------------------------------------

TEMPORARY MONEY MARKET ALLOCATION

If the state of issue does not require refund of premium during the Right To Cancel Period, but you prefer to temporarily allocate your premiums to the Money Market subaccount until the end of the Right to Cancel Period, as stated in the policy, indicate:
[] Yes [] No

------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE/ELECTRONIC AUTHORIZATION

I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By checking "Yes", I am authorizing and directing the Company to act on telephone or electronic instructions from my licensed agent who can furnish proper identification. The Company will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, the Company and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability,
loss or cost. [] Yes    [] No


------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC DELIVERY AUTHORIZATION
By checking "Yes," I am authorizing the Company to provide my statements, prospectuses and other information electronically if available. I understand that I must have Internet access to use this service and there may be access fees charged by the Internet
service provider.   [] Yes    [] No

------------------------------------------------------------------------------------------------------------------------------------

SECTION VI - SUITABILITY

------------------------------------------------------------------------------------------------------------------------------------
DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY THAT THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED
ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUBACCOUNTS? [] YES  [] NO

IF YOU ARE PURCHASING A VARIABLE LIFE POLICY, DO YOU BELIEVE IT IS SUITABLE TO MEET YOUR FINANCIAL OBJECTIVES? [] YES   [] NO

IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.

------------------------------------------------------------------------------------------------------------------------------------

ILLUSTRATIONS OF BENEFITS INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.

------------------------------------------------------------------------------------------------------------------------------------

OL4250ME                                                    2 of 6                                                              5-06
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------------------------------------------------------------------------------------------------------------------------------------

SECTION VI - MODE OF PREMIUM PAYMENT

------------------------------------------------------------------------------------------------------------------------------------

 []Annual                                  [] Quarterly                                 [] Semi-Annual

 []Monthly (Variable Life Insurance only)  [] PCS (Phoenix Check-O-Matic Service)
                                              Minimum Monthly Check for Each Service - $25.00

 Multiple Billing Option - Give # or Details    _______________________________________________________________________________

 [] List Bill    [] Employee Insurance Counseling Service (EICS)  [] Salary Allotment   [] Pension    [] Money Purchase Pension

 [] Other ________________________________________________________________________________________________________

IF ELECTING PCS, COMPLETE THE FOLLOWING:

Existing Policy Number or PCS File Number _________________________________________________

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS

I (we) hereby authorize the Company (Note: Company is defined as indicated on page 1 of application) to initiate debit entries to my
(our) checking account and the depository named below.

INFORMATION FOR NEW ACCOUNT

Attach a void check to furnish encoding details.
If the depositor's name is not imprinted on the check, fill it in here exactly as it appears in the bank records.



ATTACH VOID CHECK HERE



Signature of depositor (if different from owner) __________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
SEND PREMIUM NOTICES TO: (IN ADDITION TO OWNER)

[] INSURED AT:  [] HOME ADDRESS    [] BUSINESS ADDRESS    [] OTHER

NAME (FIRST, MIDDLE, LAST) ________________________________________________________________________________________

STREET ADDRESS ____________________________________________________________________________________________________

CITY _______________________________________ STATE ______ ZIP CODE ______ RELATIONSHIP TO OWNER ___________________

------------------------------------------------------------------------------------------------------------------------------------

SECTION VII - EXISTING LIFE INSURANCE

------------------------------------------------------------------------------------------------------------------------------------
YES   NO
[]    []    1. Are there any life insurance policies or annuity contracts, owned by, or on the life of, the applicant(s) or the insured(s) or the owner(s) or the annuitant?

[]    []    2. With this policy, do you plan to replace (in whole or in part) now or in the future any existing life insurance or annuity contract in force with this policy?

[]    []    3. Do you plan to utilize values from any existing life insurance policy or annuity contract (through loans, surrenders or otherwise) to pay any initial or subsequent premium(s) for this policy?
------------------------------------------------------------------------------------------------------------------------------------

For all "Yes" answers above, please provide the following information. IF NO COVERAGE INFORCE, CHECK HERE []

------------------------------------------------------------------------------------------------------------------------------------
           Company           Issue Date           Plan                Amount                Pers/Bus           Replacing
                             (mm/yyyy)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Y   N
                                                                    $                       []   []              []  []
------------------------------------------------------------------------------------------------------------------------------------

                                                                    $                       []   []              []  []
------------------------------------------------------------------------------------------------------------------------------------

                                                                    $                       []   []              []  []
------------------------------------------------------------------------------------------------------------------------------------

                              Total Life Insurance in Force         $
                           --------------------------------------------------------------

OL4250ME                                                    3 of 6                                                              5-06
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------------------------------------------------------------------------------------------------------------------------------------

SECTION VIII - ADDITIONAL INFORMATION

Give full details for all "Yes" answers below. If necessary, use an additional piece of paper and please sign it.

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  1. IS NON-RECOURSE PREMIUM FINANCING OR ANY OTHER METHOD BEING UTILIZED TO PAY PREMIUMS IN ORDER TO FACILITATE A
                  CURRENT OR FUTURE TRANSFER, ASSIGNMENT OR OTHER ACTION WITH RESPECT TO THE BENEFITS PROVIDED UNDER THE POLICY
                  BEING APPLIED FOR?

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  2. Have you ever applied for life, accident, disability or health insurance and been declined, postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes," give date, company and reason).

                  Date (mm/dd/yyyy):                      Company:                 Reason:

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  3. Are you negotiating for other insurance? (If "Yes," name companies and total amount to be placed in force.)

                  Company(ies)                                                     Total Amount to be placed in force:

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  4. Do you intend to travel or reside outside of the United States or Canada?
                  (If "Yes," state where, how long and purpose).

                  Location City, Country:                 Purpose:                 How Long: (Specify weeks, months, years)

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  5. Have you flown during the past 3 years as a pilot, student pilot or crew member or do you plan to do so? (If
                  "Yes," complete Aviation Questionnaire).

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  6. Have you participated in the past 3 years or plan to engage in any extreme sport activities such as motorized vehicle racing, parachute jumping, underwater diving, or any other extreme avocation? (If "Yes," complete
                  Avocation Questionnaire).

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  7. Have you ever been convicted of a felony? (If "Yes," give details)
                  DETAILS:


------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  8. Have you ever been convicted of driving under the influence of alcohol or drugs, or had your driver's license been suspended or revoked, or had greater than 2 moving violations in the past 3 years? (If "Yes," give details)
                  DETAILS:


------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  9. Is there an intention that any party, other than the Owner, will obtain any right, title or interest in any policy issued on the life of the Proposed Life Insured(s) as a result of this application?

------------------------------------------------------------------------------------------------------------------------------------

SECTION IX - MEDICAL TRANSFER STATEMENT (Complete when submitting medical examinations of another insurance company.)

------------------------------------------------------------------------------------------------------------------------------------
I REQUEST THAT PHOENIX REVIEW AND CONSIDER THE EXAM CONDUCTED BY THE LIFE INSURANCE COMPANY LISTED BELOW IN EVALUATING MY
APPLICATION. I AUTHORIZE PHOENIX TO RECEIVE AND REVIEW SUCH APPLICATION(S), AND AUTHORIZE MY PRODUCER, BROKER OR OTHER LIFE
INSURANCE COMPANY TO PROVIDE SUCH APPLICATION TO PHOENIX.

1. Name of the insurance company for which examination(s) was made

------------------------------------------------------------------------------------------------------------------------------------

2. Date of examination (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------

3. To the best of your knowledge and belief, are the statements in the examination true, accurate and complete as of today?
   [] Yes   [] No   If "No", please explain.


4. Have you consulted a medical doctor or other practitioner since the above examination? (YOU MAY ANSWER "NO" IF YOU HAVE TESTED
   POSITIVE FOR HIV AND HAVE NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS.) (If "Yes", complete Section X)     [] Yes [] No

------------------------------------------------------------------------------------------------------------------------------------

OL4250ME                                                    4 of 6                                                              5-06
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SECTION X - MEDICAL HISTORY (NOT NECESSARY TO COMPLETE IF MEDICAL OR PARAMEDICAL EXAM HAS BEEN ORDERED)

------------------------------------------------------------------------------------------------------------------------------------
Current Height             Current Weight                       Has your weight changed by 10 pounds or more in the past 2 years?
                                                                If "yes", how much ______ pounds [] Gain  [] Loss

------------------------------------------------------------------------------------------------------------------------------------
FAMILY HISTORY:   Age if   Age at   If alive, indicate health   FAMILY      Age if   Age at    If alive, indicate health problems or
                  Alive    Death    problems or if deceased,    HISTORY:    Alive    Death     if deceased, indicate cause of death:
                                    indicate cause of death:
------------------------------------------------------------------------------------------------------------------------------------
Father  [] Alive                                                Mother  [] Alive

        [] Deceased                                                     [] Deceased
------------------------------------------------------------------------------------------------------------------------------------
PERSONAL PHYSICIAN: Please provide the name and address of      Has anyone in your immediate family developed any hereditary
your personal physician or health care provider, date of        condition, cancer, or heart disease before age 60?  [] Yes
most recent visit, reason for visit, and results of             (please provide details below)  [] No
treatment (if any):



------------------------------------------------------------------------------------------------------------------------------------

Have you ever had, or been told by a physician or other                             Please provide details of "Yes" answers (include
health care provider that you have:                                                 question number, diagnosis, date of occurrence,
                                                                                    current status, hospital or treating physician's
1.  High blood pressure or hypertension?                            [] Yes  [] No   name and address). Use Application Part II
                                                                                    Addendum if additional space is necessary to
2.  Pain, pressure, or discomfort in the chest, angina                              record all details.
    pectoris, palpitations, swelling of the ankles, or
    undue shortness of breath?                                      [] Yes  [] No

3.  Heart disease, coronary artery disease, cardiomyopathy, heart failure, atrial fibrillation, heart rhythm abnormality, heart
    murmur, congenital heart disease or valvular heart disease?     [] Yes  [] No

4.  Peripheral vascular disease, claudication, narrowing or
    blockage of arteries or veins?                                  [] Yes  [] No

5.  Asthma, pulmonary fibrosis, chronic cough, emphysema,
    pneumonia, or any other lung disease?                           [] Yes  [] No

6. Neurologic disease, seizures, fainting, falls, concussion, stroke, transient ischemic attack (TIA), tremor, neuropathy, weakness, paralysis, Parkinson's disease, memory loss, dementia, or any other disease of the brain or nervous system? [] Yes [] No

7.  Depression, bipolar disorder, schizophrenia, anxiety, or
    other psychiatric illness?                                      [] Yes  [] No

8.  Arthritis, lupus, or any musculoskeletal or skin disorder?      [] Yes  [] No

9.  Ulcers, abdominal pain, colitis, Crohn's disease, gall bladder disease, liver disease, hepatitis, jaundice, pancreatitis, or
    any other disease of the gastrointestinal system?               [] Yes  [] No

10. Diabetes, kidney disease, kidney stones, bladder disorder,
    prostate disorder, protein or blood in the urine?               [] Yes  [] No

11. Endocrine disorder, including disorder of the thyroid,
    parathyroid, adrenal, or pituitary glands?                      [] Yes  [] No

12. Anemia, bleeding or clotting disorder, or any other disorder of the blood or bone marrow? (YOU MAY ANSWER "NO" IF YOU HAVE
    TESTED POSITIVE FOR HIV AND HAVE NOT DEVELOPED SYMPTOMS OF
    THE DISEASE AIDS).                                              [] Yes  [] No

13. Cancer of any type, tumor (benign or malignant), leukemia,
    lymphoma, or Hodgkin's disease?                                 [] Yes  [] No

----------------------------------------------------------------------------------
14. Are you taking any kind of medicine, therapy, or treatment regularly or at frequent intervals? (YOU MAY ANSWER "NO" IF
    YOU HAVE TESTED POSITIVE FOR HIV AND HAVE NOT DEVELOPED
    SYMPTOMS OF THE DISEASE (AIDS).                                 [] Yes  [] No

15. Have you ever been treated for alcoholism or been advised
    to limit or stop your use of alcohol?                           [] Yes  [] No

16. Have you ever used narcotics, barbiturates, amphetamines, hallucinogens, or any prescription drug except in accordance
    with a physician's instructions?                                [] Yes  [] No

17. Have you ever been a patient in any hospital, treatment
    center, or similar facility within the last 10 years? (YOU
    MAY ANSWER "NO" IF YOU HAVE TESTED POSITIVE FOR HIV AND HAVE
    NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS).                    [] Yes  [] No

18. Have you had, or been advised to have, any surgery, X-rays, electrocardiograms, blood studies (EXCLUDING HUMAN
    IMMUNODEFICIENCY VIRUS OR AIDS TESTS), or other tests within
    the last 5 years?                                               [] Yes  [] No

19. Other than above, have you had any other physical or
    psychological disorder or been treated by a physician or
    other health care provider for any reason within the past
    5 years? (YOU MAY ANSWER "NO" IF YOU HAVE TESTED POSITIVE FOR
    HIV AND HAVE NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS).       [] Yes  [] No

------------------------------------------------------------------------------------------------------------------------------------
Phoenix reserves the right to require additional medical information, medical examination or testing to complete the underwriting process.

------------------------------------------------------------------------------------------------------------------------------------

OL4250ME                                                    5 of 6                                                              5-06
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------------------------------------------------------------------------------------------------------------------------------------

SECTION XI - AUTHORIZATION TO OBTAIN INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
I authorize any licensed physician, health care practitioner, hospital, medical laboratory, clinic or other medically-related facility, insurance company or the Medical Information Bureau (MIB), having any records or knowledge of me or my health, to provide any such information to Phoenix Life Insurance Company (Phoenix), or its reinsurers. The information requested may include information regarding diagnosis and treatment of physical or mental condition, including consultations occurring after the date this authorization is signed. I authorize any of the above sources to release to Phoenix or its reinsurers any of my information relating to mental health care. THIS AUTHORIZATION EXCLUDES THE DISCLOSURE OF THE RESULTS OF A TEST FOR HIV, IF THE PROPOSED INSURED HAS
TESTED HIV POSITIVE BUT HAS NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS. SUCH TEST RESULTS SHALL NOT BE DISCOVERED OR PUBLISHED.
NOTHING IN THE CAVEAT WILL PROHIBIT THIS AUTHORIZATION FROM INCLUDING THE FACT THAT THE PROPOSED INSURED HAS AIDS.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained to others as permitted or required by law, including the MIB, our reinsurers and other persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy. Information that is not personally identifiable may be used for insurance statistical studies.

To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information.

I authorize consumer reporting agencies, insurance companies, motor vehicle departments, my attorneys, accountants and business associates and the MIB to provide any information to Phoenix or its reinsurers that may affect my insurability. This may include information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer
Reports and the Medical Information Bureau. I authorize the preparation of an investigative consumer report. I understand that upon written request, I am entitled to receive a copy of the investigative consumer report.

This authorization shall continue to be valid for 30 months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. Revocation may be a basis for denying benefits. Failure to sign this
Authorization may impair the ability of a regulated insurance agency to evaluate claims or process applications, and may be a basis for denying an application or claim for benefits. I understand my authorized representative or I may receive a copy of this authorization on request.

 [] I DO   [] I DO NOT (check one) require that I be interviewed in connection with any investigative consumer report that may be prepared.

------------------------------------------------------------------------------------------------------------------------------------

SECTION XII - SIGNATURE

------------------------------------------------------------------------------------------------------------------------------------
I have reviewed this application, and the statements made herein are those of the proposed insured and all such statements made by the proposed insured in Part I or and in Part II of this application are full, complete, and true to the best knowledge and belief of the undersigned and have been correctly recorded.

I understand that 1) no statement made to, or information acquired by any Licensed Producer who takes this application, shall bind the Company unless stated in Part I and/or Part II of this application, and 2) the Licensed Producer has no authority to make, modify, alter or discharge any contract thereby applied for.

I understand and agree that the insurance applied for shall not take effect unless and until each of the following has occurred:
1) the policy has been issued by the Company; 2) the premium required for issuance of the policy has been paid in full during the lifetime of the insured; 3) all the representations made in the application remain true, complete and accurate as of the latest of such dates; 4) the Insured is alive when the policy is issued, and 5) there has been no change in the health of any proposed insured that would change the answers to any of the questions in the application.

I understand that if there is any change in my health or physical condition, or if I visit a physician or am hospitalized, subsequent to the date I complete the application or provide any information to be contained in the application, I will inform the
Company as soon as possible.

Under penalty of perjury, I confirm that 1) the Social Security or Tax Identification Number shown is correct, and 2) that I am not subject to backup withholding. If I have applied for the Living Benefit Rider, I confirm that I have received a copy of the disclosure form, Summary of Coverage for Accelerated Benefit Rider.

------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured's Signature            STATE SIGNED IN         Witness Signature (Must be signed in presence of     Date
                                                                Proposed Insured)                                    (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Owner's Signature                       STATE SIGNED IN         Witness Signature (Must be signed in presence of     Date
(if other than Proposed Insured)                                Owner)                                               (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Parent's Signature (for minor insured)  STATE SIGNED IN         Witness Signature (Must be signed in presence of     Date
                                                                Owner)                                               (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------
It is a crime to knowingly provide, false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial of insurance.

The Producer hereby confirms he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.

------------------------------------------------------------------------------------------------------------------------------------
Licensed Producer's Name (Print First, Middle, Last)          Licensed Producer's Email Address

------------------------------------------------------------------------------------------------------------------------------------
Licensed Producer's Signature          Date                   Licensed Producer's I.D. #   Licensed Producer's Telephone #
                                       (mm/dd/yyyy)
                                                                                           (     )
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OL4250ME                                                    6 of 6                                                              5-06
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[LOGO]PHOENIX(R)            PHOENIX LIFE INSURANCE COMPANY      For Overnight Delivery             APPLICATION FOR LIFE INSURANCE
                            PO Box 8027                         ----------------------                                     PART I
                            Boston, MA 02266-8027               PHOENIX LIFE INSURANCE COMPANY
                            Underwriting Service Center         66 Brooks Drive Suite 8027
                                                                Braintree MA 02184
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SECTION I - PROPOSED INSURED INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
Name (First, Middle, Last)                              Sex                       Date of Birth (mm/dd/yyyy)
                                                        [] M  [] F
------------------------------------------------------------------------------------------------------------------------------------
Birth State               Birth Country     U.S. Citizen         Earned Income          Net Worth              Other Income
                                            [] Y   [] N          $                      $                      $
------------------------------------------------------------------------------------------------------------------------------------
Social Security Number          Driver's License Number          State           Marital Status
                                                                                 [] Single  [] Married  [] Widowed  []Divorced
------------------------------------------------------------------------------------------------------------------------------------
Residence Street Address (include Apt #)      City               State           ZIP Code               Home Telephone #
                                                                                                        (   )
------------------------------------------------------------------------------------------------------------------------------------
Email Address

------------------------------------------------------------------------------------------------------------------------------------
Current Employer                              Years of Service                  Current Occupation

------------------------------------------------------------------------------------------------------------------------------------
Employer Street Address                       City               State           ZIP Code               Employer's Telephone #
                                                                                                        (   )
------------------------------------------------------------------------------------------------------------------------------------
Have you used tobacco or nicotine products in any form in the last 10 years?  [] Yes   [] No
a. If "Yes", check the product(s) used:[] Cigarettes [] Cigars, Pipes, Snuff, Smokeless or Chewing Tobacco, [] Nicotine Patch or Gum
b. If "Yes", check where appropriate:  [] Use Currently  [] Date Quit (mm/yyyy) _____________
------------------------------------------------------------------------------------------------------------------------------------

SECTION II - OWNERSHIP (SELECT ONE, IF B OR C IS ELECTED, COMPLETE APPROPRIATE SECTIONS)

------------------------------------------------------------------------------------------------------------------------------------
[] A. Insured   [] B. Partnership   [] C. Other (If Owner is a Trust, complete Certification of Trust Agreement
------------------------------------------------------------------------------------------------------------------------------------
Owner's Name (First, Middle, Last)   Social Security Number/Tax ID    Date of Birth (mm/dd/yyyy)   Relationship to Proposed Insured

------------------------------------------------------------------------------------------------------------------------------------
Owner's Street Address (include Apt #)             City               State       ZIP Code                Home Telephone #

------------------------------------------------------------------------------------------------------------------------------------
IF OWNER IS A PARTNERSHIP - LIST ALL PARTNERS. IF THERE IS A GENERAL PARTNER, COMPLETE PARTNERSHIP AUTHORIZATION FORM.
Name(s) of All Partner(s) (First, Middle, Last)

------------------------------------------------------------------------------------------------------------------------------------
Employer's Street Address                          City               State       ZIP Code

------------------------------------------------------------------------------------------------------------------------------------
Email Address

------------------------------------------------------------------------------------------------------------------------------------

SECTION III - BENEFICIARY DESIGNATION

UNLESS OTHERWISE SPECIFIED, PAYMENTS WILL BE SHARED EQUALLY BY ALL PRIMARY BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED OR IF
NONE, BY ALL CONTINGENT BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED. ONLY THE OWNER HAS THE RIGHT TO CHANGE THE BENEFICIARY(IES)
UNLESS OTHERWISE STATED.

------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary(ies)             Date of Birth          Social Security # or Tax ID#         Relationship to        % Share
Name(s) (First, Middle, Last)        (mm/dd/yyyy)                 (if available)                 Proposed Insured



------------------------------------------------------------------------------------------------------------------------------------
Contingent Beneficiary(ies)          Date of Birth          Social Security # or Tax ID#         Relationship to        % Share
Name(s) (First, Middle, Last)        (mm/dd/yyyy)                 (if available)                 Proposed Insured



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OL4250NY                                                    1 of 6                                                              1-06
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SECTION IV - COVERAGE APPLIED FOR

------------------------------------------------------------------------------------------------------------------------------------
Plan of Insurance                                                   Basic Face Amount $_________________

                                                                    Supplemental Face Amount $_________________

                                                                      TOTAL FACE AMOUNT $_________________

------------------------------------------------------------------------------------------------------------------------------------

SECTION V - VARIABLE/UNIVERSAL PLANS OF INSURANCE - RIDERS AND FEATURES

------------------------------------------------------------------------------------------------------------------------------------
First Year Anticipated, BILLED Premium (Excluding 1035 Exchange,    Subsequent Planned Annual Premium
Lump Sum Funds, etc.)



------------------------------------------------------------------------------------------------------------------------------------
 [] Disability Waiver of a Specified Amount                         DEATH BENEFIT OPTION: (check one) If none checked, Option 1 will apply.
    Amount $_______________________________________
                                                                          [] Option 1 Level Face Amount
 [] Accidental Death Benefit Rider
                                                                          [] Option 2 Increasing Face Amount
 [] Alternate Surrender Value Rider
                                                                    FACE AMOUNT INCREASE OPTIONS:
 [] Life Plan Options Rider
                                                                          [] __________% percentage Increase
 [] Child's Term Rider
                                                                          [] $ __________ Fixed Dollar Increase
 [] Family Term Rider
                                                                          [] Increase Equal to Premiums Paid
 [] Living Benefit Rider
                                                                    POLICY OPTION: (check one) If none checked, Option A will apply.
 [] Guaranteed Death Benefit Rider
                                                                          [] Policy Option A
 [] Guaranteed Extension Rider
                                                                          [] Policy Option B
 [] Cash Value Accumulation Rider
                                                                          [] Policy Option C
 [] Age 100 + Rider
                                                                    [] Guaranteed Minimum Withdrawal Benefit
 [] Individual Term Rider $ __________
                                                                    LIFE INSURANCE QUALIFICATION TEST: (CHECK ONE) IF NONE CHECKED,
 [] Increasing Term Rider $ __________
                                                                    GUIDELINE PREMIUM WILL APPLY.
 [] Other __________________________
                                                                    [] Guideline Premium Test
 [] Other __________________________
                                                                    [] Cash Value Accumulation Test

------------------------------------------------------------------------------------------------------------------------------------

TEMPORARY MONEY MARKET ALLOCATION

If the state of issue does not require refund of premium during the Right To Cancel Period, but you prefer to temporarily allocate your premiums to the Money Market subaccount until the end of the Right to Cancel Period, as stated in the policy, indicate:
[] Yes [] No

------------------------------------------------------------------------------------------------------------------------------------

SECTION VI - SUITABILITY

------------------------------------------------------------------------------------------------------------------------------------
DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY THAT THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED
ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUBACCOUNTS? [] YES  [] NO

IF YOU ARE PURCHASING A VARIABLE LIFE POLICY, DO YOU BELIEVE IT IS SUITABLE TO MEET YOUR FINANCIAL OBJECTIVES? [] YES   [] NO

IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.

------------------------------------------------------------------------------------------------------------------------------------

ILLUSTRATIONS OF BENEFITS INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.

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OL4250NY                                                    2 of 6                                                              1-06
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SECTION VI - MODE OF PREMIUM PAYMENT

------------------------------------------------------------------------------------------------------------------------------------

 []Annual                                  [] Quarterly                                 [] Semi-Annual

 []Monthly (Variable Life Insurance only)  [] PCS (Phoenix Check-O-Matic Service)
                                              Minimum Monthly Check for Each Service - $25.00

 Multiple Billing Option - Give # or Details    _______________________________________________________________________________

 [] List Bill    [] Employee Insurance Counseling Service (EICS)  [] Salary Allotment   [] Pension    [] Money Purchase Pension

 [] Other ________________________________________________________________________________________________________

IF ELECTING PCS, COMPLETE THE FOLLOWING:

Existing Policy Number or PCS File Number _________________________________________________

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS

I (we) hereby authorize the Company (Note: Company is defined as indicated on page 1 of application) to initiate debit entries to my
(our) checking account and the depository named below.

INFORMATION FOR NEW ACCOUNT

Attach a void check to furnish encoding details.
If the depositor's name is not imprinted on the check, fill it in here exactly as it appears in the bank records.



ATTACH VOID CHECK HERE


Signature of depositor (if different from owner) __________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
SEND PREMIUM NOTICES TO: (IN ADDITION TO OWNER)

[] INSURED AT:  [] HOME ADDRESS    [] BUSINESS ADDRESS    [] OTHER

NAME (FIRST, MIDDLE, LAST) ________________________________________________________________________________________

STREET ADDRESS ____________________________________________________________________________________________________

CITY _______________________________________ STATE ______ ZIP CODE ______ RELATIONSHIP TO OWNER ___________________

------------------------------------------------------------------------------------------------------------------------------------

SECTION VII - EXISTING LIFE INSURANCE

------------------------------------------------------------------------------------------------------------------------------------
YES   NO
[]    []    1. Are there any life insurance policies or annuity contracts, owned by, or on the life of, the applicant(s) or the insured(s) or the owner(s) or the annuitant?

[]    []    2. With this policy, do you plan to replace (in whole or in part) now or in the future any existing life insurance or annuity contract in force with this policy?

[]    []    3. Do you plan to utilize values from any existing life insurance policy or annuity contract (through loans, surrenders or otherwise) to pay any initial or subsequent premium(s) for this policy?
------------------------------------------------------------------------------------------------------------------------------------

For all "Yes" answers above, please provide the following information. IF NO COVERAGE INFORCE, CHECK HERE []

------------------------------------------------------------------------------------------------------------------------------------
           Company           Issue Date           Plan                Amount                Pers/Bus           Replacing
                             (mm/yyyy)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Y   N
                                                                    $                       []   []              []  []
------------------------------------------------------------------------------------------------------------------------------------

                                                                    $                       []   []              []  []
------------------------------------------------------------------------------------------------------------------------------------

                                                                    $                       []   []              []  []
------------------------------------------------------------------------------------------------------------------------------------

                              Total Life Insurance in Force         $
                           --------------------------------------------------------------

OL4250NY                                                    3 of 6                                                              1-06
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SECTION VIII - ADDITIONAL INFORMATION
Give full details for all "Yes" answers below. If necessary, use an additional piece of paper and please sign it.

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  1. IS NON-RECOURSE PREMIUM FINANCING OR ANY OTHER METHOD BEING UTILIZED TO PAY PREMIUMS IN ORDER TO FACILITATE A
                  CURRENT OR FUTURE TRANSFER, ASSIGNMENT OR OTHER ACTION WITH RESPECT TO THE BENEFITS PROVIDED UNDER THE POLICY
                  BEING APPLIED FOR?

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  2. Have you ever applied for life, accident, disability or health insurance and been declined, postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes," give date, company and reason).

                  Date (mm/dd/yyyy):                      Company:                 Reason:


------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  3. Are you negotiating for other insurance? (If "Yes," name companies and total amount to be placed in force.)

                  Company(ies)                                                     Total Amount to be placed in force:


------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  4. Do you intend to travel or reside outside of the United States or Canada?
                  (If "Yes," state where, how long and purpose).

                  Location City, Country:                 Purpose:                 How Long: (Specify weeks, months, years)


------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  5. Have you flown during the past 3 years as a pilot, student pilot or crew member or do you plan to do so? (If
                  "Yes," complete Aviation Questionnaire).

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  6. Have you participated in the past 3 years or plan to engage in any extreme sport activities such as motorized vehicle racing, parachute jumping, underwater diving, or any other extreme avocation? (If "Yes," complete
                  Avocation Questionnaire).

------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  7. Have you ever been convicted of a felony? (If "Yes," give details)
                  DETAILS:


------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  8. Have you ever been convicted of driving under the influence of alcohol or drugs, or had your driver's license been suspended or revoked, or had greater than 2 moving violations in the past 3 years? (If "Yes," give details)
                  DETAILS:


------------------------------------------------------------------------------------------------------------------------------------
 [] Yes [] No  9. Is there an intention that any party, other than the Owner, will obtain any right, title or interest in any policy issued on the life of the Proposed Life Insured(s) as a result of this application?

------------------------------------------------------------------------------------------------------------------------------------

SECTION IX - MEDICAL TRANSFER STATEMENT (Complete when submitting medical examinations of another insurance company.)

------------------------------------------------------------------------------------------------------------------------------------
I REQUEST THAT PHOENIX REVIEW AND CONSIDER THE EXAM CONDUCTED BY THE LIFE INSURANCE COMPANY LISTED BELOW IN EVALUATING MY
APPLICATION. I AUTHORIZE PHOENIX TO RECEIVE AND REVIEW SUCH APPLICATION(S), AND AUTHORIZE MY PRODUCER, BROKER OR OTHER LIFE
INSURANCE COMPANY TO PROVIDE SUCH APPLICATION TO PHOENIX.

1. Name of the insurance company for which examination(s) was made

------------------------------------------------------------------------------------------------------------------------------------

2. Date of examination (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------

3. To the best of your knowledge and belief, are the statements in the examination true, accurate and complete as of today?
   [] Yes   [] No   If "No", please explain.




------------------------------------------------------------------------------------------------------------------------------------
4. Have you consulted a medical doctor or other practitioner since the above examination? (If "Yes", complete Section X)
   [] Yes [] No

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OL4250NY                                                    4 of 6                                                              1-06
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SECTION X - MEDICAL HISTORY (NOT NECESSARY TO COMPLETE IF MEDICAL OR PARAMEDICAL EXAM HAS BEEN ORDERED)

------------------------------------------------------------------------------------------------------------------------------------
Current Height             Current Weight                       Has your weight changed by 10 pounds or more in the past 2 years?
                                                                If "yes", how much ______ pounds [] Gain  [] Loss

------------------------------------------------------------------------------------------------------------------------------------
FAMILY HISTORY:   Age if   Age at   If alive, indicate health   FAMILY      Age if   Age at    If alive, indicate health problems or
                  Alive    Death    problems or if deceased,    HISTORY:    Alive    Death     if deceased, indicate cause of death:
                                    indicate cause of death:
------------------------------------------------------------------------------------------------------------------------------------
Father  [] Alive                                                Mother  [] Alive

        [] Deceased                                                     [] Deceased
------------------------------------------------------------------------------------------------------------------------------------
PERSONAL PHYSICIAN: Please provide the name and address of      Has anyone in your immediate family developed any hereditary
your personal physician or health care provider, date of        condition, cancer, or heart disease before age 60?  [] Yes
most recent visit, reason for visit, and results of             (please provide details below)  [] No
treatment (if any):



------------------------------------------------------------------------------------------------------------------------------------

To the best of your knowledge and belief, have you ever had, or been told by a      Please provide details of "Yes" answers (include
physician or other health care provider that you have:                              question number, diagnosis, date of occurrence,
                                                                                    current status, hospital or treating physician's
1.  High blood pressure or hypertension?                            [] Yes  [] No   name and address). Use Application Part II
                                                                                    Addendum if additional space is necessary to
2.  Pain, pressure, or discomfort in the chest, angina                              record all details.
    pectoris, palpitations, swelling of the ankles, or
    undue shortness of breath?                                      [] Yes  [] No

3.  Heart disease, coronary artery disease, cardiomyopathy, heart failure, atrial fibrillation, heart rhythm abnormality, heart
    murmur, congenital heart disease or valvular heart disease?     [] Yes  [] No

4.  Peripheral vascular disease, claudication, narrowing or
    blockage of arteries or veins?                                  [] Yes  [] No

5.  Asthma, pulmonary fibrosis, chronic cough, emphysema,
    pneumonia, or any other lung disease?                           [] Yes  [] No

6. Neurologic disease, seizures, fainting, falls, concussion, stroke, transient ischemic attack (TIA), tremor, neuropathy, weakness, paralysis, Parkinson's disease, memory loss, dementia, or any other disease of the brain or nervous system? [] Yes [] No

7.  Depression, bipolar disorder, schizophrenia, anxiety, or
    other psychiatric illness?                                      [] Yes  [] No

8.  Arthritis, lupus, or any musculoskeletal or skin disorder?      [] Yes  [] No

9.  Ulcers, abdominal pain, colitis, Crohn's disease, gall bladder disease, liver disease, hepatitis, jaundice, pancreatitis, or
    any other disease of the gastrointestinal system?               [] Yes  [] No

10. Diabetes, kidney disease, kidney stones, bladder disorder,
    prostate disorder, protein or blood in the urine?               [] Yes  [] No

11. Endocrine disorder, including disorder of the thyroid,
    parathyroid, adrenal, or pituitary glands?                      [] Yes  [] No

12. Anemia, bleeding or clotting disorder, or any other disorder of the blood (excluding Human Immunodeficiency Virus) or
    bone marrow?                                                    [] Yes  [] No

13. Cancer of any type, tumor (benign or malignant), leukemia,
    lymphoma, or Hodgkin's disease?                                 [] Yes  [] No

----------------------------------------------------------------------------------
14. Are you taking any kind of medicine, therapy, or treatment
    regularly or at frequent intervals?                             [] Yes  [] No

15. Have you ever been treated for alcoholism or been advised
    to limit or stop your use of alcohol?                           [] Yes  [] No

16. Have you ever used narcotics, barbiturates, amphetamines, hallucinogens, or any prescription drug except in accordance
    with a physician's instructions?                                [] Yes  [] No

17. Have you ever been a patient in any hospital, treatment
    center, or similar facility within the last 10 years?           [] Yes  [] No

18. Have you had, or been advised to have, any surgery, X-rays, electrocardiograms, blood studies (excluding Human
    Immunodeficiency Virus or AIDS tests), or other tests within
    the last 5 years?                                               [] Yes  [] No

19. Other than above, have you had any other physical or
    psychological disorder or been treated by a physician or
    other health care provider for any reason within the past
    5 years?                                                        [] Yes  [] No


------------------------------------------------------------------------------------------------------------------------------------
Phoenix reserves the right to require additional medical information, medical examination or testing to complete the underwriting process.

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OL4250NY                                                    5 of 6                                                              1-06
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SECTION XI - AUTHORIZATION TO OBTAIN INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
I authorize any licensed physician, health care practitioner, hospital, medical laboratory, clinic or other medically-related facility, insurance company or the Medical Information Bureau (MIB), having any records or knowledge of me or my health, to provide any such information to Phoenix Life Insurance Company (Phoenix), or its reinsurers. The information requested may include information regarding diagnosis and treatment of physical or mental condition, including consultations occurring after the date this authorization is signed. I authorize any of the above sources to release to Phoenix or its reinsurers any of my information relating to mental health care.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained to others as permitted or required by law, including the MIB, our reinsurers and other persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy. Information that is not personally identifiable may be used for insurance statistical studies.

To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information.

I authorize consumer reporting agencies, insurance companies, motor vehicle departments, my attorneys, accountants and business associates and the MIB to provide any information to Phoenix or its reinsurers that may affect my insurability. This may include information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer
Reports and the Medical Information Bureau. I authorize the preparation of an investigative consumer report. I understand that upon written request, I am entitled to receive a copy of the investigative consumer report.

This authorization shall continue to be valid for 24 months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. I understand my authorized representative or I may receive a copy of this authorization on request.

 [] I DO   [] I DO NOT (check one) require that I be interviewed in connection with any investigative consumer report that may be prepared.

------------------------------------------------------------------------------------------------------------------------------------

SECTION XII - SIGNATURE

------------------------------------------------------------------------------------------------------------------------------------
I have reviewed this application, and the statements made herein are those of the proposed insured and all such statements made by the proposed insured in Part I or and in Part II of this application are full, complete, and true to the best knowledge and belief of the undersigned and have been correctly recorded.

I understand that 1) no statement made to, or information acquired by any Licensed Producer who takes this application, shall bind the Company unless stated in Part I and/or Part II of this application, and 2) the Licensed Producer has no authority to make, modify, alter or discharge any contract thereby applied for.

I understand and agree that the insurance applied for shall not take effect unless and until each of the following has occurred:
1) the policy has been issued by the Company; 2) the premium required for issuance of the policy has been paid in full during the lifetime of the insured; 3) all the representations made in the application remain true, complete and accurate as of the latest of such dates; 4) the Insured is alive when the policy is issued, and 5) there has been no change in the health of any proposed insured that would change the answers to any of the questions in the application, except as otherwise provided by The Temporary Insurance
Agreement.

This application is attached to and made a part of the policy.

Under penalty of perjury, I confirm that 1) the Social Security or Tax Identification Number shown is correct, and 2) that I am not subject to backup withholding. If I have applied for the Living Benefit Rider, I confirm that I have received a copy of the disclosure form, Summary of Coverage for Accelerated Benefit Rider.

------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured's Signature            STATE SIGNED IN         Witness Signature (Must be signed in presence of     Date
                                                                Proposed Insured)                                    (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Owner's Signature                       STATE SIGNED IN         Witness Signature (Must be signed in presence of     Date
(if other than Proposed Insured)                                Owner)                                               (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------
Parent's Signature (for minor insured)  STATE SIGNED IN         Witness Signature (Must be signed in presence of     Date
                                                                Owner)                                               (mm/dd/yyyy)

------------------------------------------------------------------------------------------------------------------------------------
The Producer hereby confirms he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.

------------------------------------------------------------------------------------------------------------------------------------
Licensed Producer's Name (Print First, Middle, Last)          Licensed Producer's Email Address

------------------------------------------------------------------------------------------------------------------------------------
Licensed Producer's Signature          Date                   Licensed Producer's I.D. #   Licensed Producer's Telephone #
                                       (mm/dd/yyyy)                                        (     )

------------------------------------------------------------------------------------------------------------------------------------

OL4250NY                                                    6 of 6                                                              1-06
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